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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement           [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement                Commission Only
[ ] Definitive Additional Materials           (as permitted by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                                  CAMBIO, INC.

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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.
         1) Title of each class of securities to which transaction
         applies:
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         2) Aggregate number of securities to which transaction applies:
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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5) Total fee paid:
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[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1) Amount Previously Paid:
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         2) Form, Schedule or Registration Statement No.:
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         3) Filing Party:
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         4) Date Filed:
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                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 28, 2000


To the Stockholders: NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cambio, Inc. (the "Company") will be held at 9:00a.m. on Tuesday, November 28, 2000 at the Embassy Suites, 9090 Southwest Freeway, Houston, Texas, for the following purposes:

1. To elect directors to serve until the 2001 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.

2. To approve an amendment of the Company's Certificate of Incorporation to change the Company's name from Cambio, Inc. to Telynx, Inc.

3. To ratify the appointment of BDO Seidman, LLP as independent auditors for the 2001 fiscal year.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 20, 2000 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices at 6006 N. Mesa, Suite 515, El Paso, Texas, for at least 10 days prior to and during the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

Sincerely,

Kent J. Van Houten
Secretary of the Corporation

El Paso, Texas
October __, 2000

YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

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                                  CAMBIO, INC.
                             6006 N. MESA, SUITE 515
                              EL PASO, TEXAS 79912

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Cambio, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Tuesday, November 28, 2000, and any postponement or adjournment thereof. A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2000, which includes the Company's financial statements as of and for the fiscal year ended June 30, 2000, accompanies this Proxy Statement and the accompanying form of proxy and each are being mailed to stockholders on or about October __, 2000.

The shares represented by the proxies received pursuant to this solicitation and not revoked will be voted at the Annual Meeting. A stockholder who has given a proxy may revoke it by giving written notice of revocation to the Secretary of the Company, or by giving a duly executed proxy bearing a later date. Attendance in person at the Annual Meeting does not of itself revoke a proxy; however, any stockholder who does attend the Annual Meeting may revoke a proxy previously submitted by voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with specifications on the enclosed proxy. When a proxy is properly signed and returned but no such specifications are made, such proxies will be voted FOR the election of the two nominees for director listed in this Proxy Statement, FOR the approval of the amendment to the Company's Certificate of Incorporation and FOR ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors for the 2001 fiscal year.

The Company will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby and will reimburse banks, brokerage firms and nominees for their reasonable expenses in forwarding solicitation materials to beneficial owners of shares held of record by such banks, brokerage firms and nominees. In addition to the solicitation of proxies by mail, officers and regular employees of the Company may communicate with stockholders either in person or by telephone or telegraph for the purpose of soliciting such proxies; no additional compensation will be paid for such solicitation.

OUTSTANDING SHARES AND VOTING RIGHTS

Only stockholders of record at the close of business on October 20, 2000 (the "record date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, the Company had outstanding ____________ shares of Class A Common Stock and no shares of Class B Common Stock. The Class A Common Stockholders are entitled to one vote per share. The Class B Common Stockholders are entitled to ten votes per share. The Company also has outstanding 500 shares of Series B Preferred Stock ("Preferred Stock"), the holders of which are entitled to vote on all matters submitted to the Class A Common Stock shareholders. The Preferred Stock stockholders are entitled to 500 votes per share of Preferred Stock.

A plurality of the votes cast is required for the election of the two nominees for director listed in this Proxy Statement. The affirmative vote of the holders of a majority of the aggregate voting power of the

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shares of Class A Common Stock, Class B Common Stock and Preferred Stock voting together as a single class, present or represented at the meeting is required for the approval of the amendment of the Company's Certificate of Incorporation. The affirmative vote of the holders of a majority of the aggregate voting power of the shares of Class A Common Stock, Class B Common Stock and Preferred Stock voting together as a single class, present or represented at the meeting, is required for ratification of BDO Seidman, LLP as the Company's independent auditors for the 2001 fiscal year or to transact such other business as may properly come before the Annual Meeting, or any adjournment thereof. Abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote on that matter and thus have the same effect as negative votes. Broker non-votes and other circumstances in which proxy authority has been withheld do not constitute abstentions.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES

The Board of Directors of the Company currently consists of two members. The following three persons have been nominated by the Board of Directors to serve as directors until the 2001 Annual Meeting of Stockholders and thereafter until their respective successors are duly elected and qualified.

         Philip Chapman
         Ali Al-Dahwi

If any nominee is unable or declines to serve as a director (a contingency which the Company does not foresee), the proxies in the accompanying form will be voted for any nominee who may be nominated by the present Board of Directors to fill such vacancy.

Officers are elected at the first Board of Directors meeting following the Annual Meeting at which the directors are elected and serve until their successors are elected and qualified. There are no family relationships between any of the directors, nominees for director, and executive officers.

BOARD AND COMMITTEE MEETINGS

The Company has no standing Audit and Compensation Committees as the Board of Directors currently handles these issues. In place of an Audit Committee the Board monitors the effectiveness of the audit conducted by the Company's independent auditors and the Company's internal financial and accounting controls. The Board meets with management and the independent auditors as may be required. The independent auditors have full and free access to the Board without the presence of management. During the past fiscal year, there was one regular meeting of the Board and [25] special meetings. Each incumbent director attended more than 75% of the aggregate number of all board meetings.

Compensation of Directors

In the fiscal year ended June 30, 2000, the members of the Board of Directors were not compensated.

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DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Information with respect to officers and directors of the Company is incorporated by reference from the information under the caption "Part III, Item 9, Directors, Executive Officers, Promoters and Control Persons; Compliance with
Section 16(a) of the Exchange Act" in the Company's 10KSB for the year ended June 30, 2000.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Incorporated by reference from information under the caption "Part III, Item 11, Security Ownership of Certain Beneficial Owners and Management" from the Company's 10KSB for the year ended June 30, 2000.

EXECUTIVE COMPENSATION

Incorporated by reference from information under the caption "Part III, Item 10, Executive Compensation" from the Company's 10KSB for the year ended June 30, 2000.

OPTION GRANTS AND AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE LAST FISCAL YEAR

Incorporated by reference from information under the caption "Part III, Item 10,Executive Compensation" from the Company's 10KSB for the year ended June 30,2000.

CERTAIN TRANSACTIONS

Incorporated by reference from information under the caption "Part III, Item 12, Certain Relationships and Related Transactions" from the Company's 10KSB for the year ended June 30, 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Incorporated by reference from information under the caption "Part III, Item 9, Directors, Executive Officers, Promoters and Control Persons; Compliance with
Section 16(a) of the Exchange Act" from the Company's 10KSB for the year ended June 30, 2000.

                                   PROPOSAL 2
                    AMENDMENT OF CERTIFICATE OF INCORPORATION

The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to Article FIRST of the Company's Certificate of Incorporation as amended, to change the name of the Company from Cambio, Inc. to Telynx, Inc.

Subject to stockholder approval, Article First of the Company's Certificate of Incorporation will be amended to read as follows:

         "FIRST:  The name of the Company is Telynx, Inc."

The Board of Directors has proposed this change and recommends its adoption in order to align the Company better within the telecommunications industry. If Proposal No. 2 is not adopted, the Company will be limited in its ability to add value through achieving name branding of the Company and its products within the telecommunications industry.

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                                   PROPOSAL 3
                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company has appointed BDO Seidman, LLP as its independent auditors for the fiscal year ending June 30, 2001. Representatives of BDO Seidman, LLP are not expected to be present at the Annual Meeting. If the stockholders do not approve the selection of BDO Seidman. LLP, the selection of other independent auditors will be considered by the Board of Directors, although the Board of Directors would not be required to select different independent auditors.

OTHER BUSINESS

The Board of Directors does not know of any business to be presented at the Annual Meeting other than the matters set forth above, but if other matters properly come before the meeting it is the intention of the persons named in the proxies to vote in accordance with their best judgment on such matters.

SUBMISSION OF PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received at the Corporate Secretary's Office, 6006 N. Mesa, Suite 515, El Paso, Texas 79912, no later than [July 11], 2001 to be considered for inclusion in the Proxy Statement and form of proxy for that meeting. Notices of shareholders' proposals submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, will be considered timely, if filed on or before September 15, 2000. A proxy solicited by the Board of Directors of the Company for the 2001 Annual Meeting may confer discretionary voting authority with respect to any matter which arises at such meeting as to which the Company does not receive notice on or before August 31, 2001.

By Order of the Board of Directors




Kent J. Van Houten
Secretary of the Corporation
Dated: October __ 2000

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                                  CAMBIO, INC.


            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 28, 2000


         The undersigned, a stockholder of Cambio, Inc. (the "Corporation"), hereby constitutes and appoints Ali Al-Dahwi and Kent Van Houten and each of them, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on November 28, 2000, and at any and all adjournments or postponements thereof, as follows:

         (1)    ELECTION OF DIRECTORS

         [ ]    FOR the nominees listed below       [ ]    WITHHOLDING AUTHORITY
                (except as marked to the                   to vote for all the
                contrary below)                            nominees listed below


(INSTRUCTIONS:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Nominees:       Ali Al-Dahwi and Philip Chapman.

         (2)    PROPOSAL TO APPROVE THE AMENDMENT OF THE CERTIFICATE OF
                INCORPORATION

                           [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

         (3)      PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP

                           [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

         (4) In their discretion upon such other business as may properly come before the meeting and any and all adjournments and postponements thereof.


                                                    (CONTINUED ON REVERSE SIDE.)

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(CONTINUED)



         Shares represented by this Proxy will be voted in accordance with the instructions indicated in items 1, 2 and 3 above. IF NO INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 AND 3.

         Any and all proxies heretofore given by the undersigned are hereby revoked.

                                          Dated:________________________________
                                          ______________________________________
                                          ______________________________________

                                      Please sign exactly as your name(s) appear hereon. If shares are held by two or more persons each should sign. Trustees, executors and other fiduciaries should indicate their capacity. Shares held by corporations, partnerships, associations, etc. should be signed by an authorized person, giving full title or authority.

            PLEASE DATE, SIGN AND MAIL IN THE ENCLOSED REPLY ENVELOPE